UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018

Zenergy Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7700 Windrose Ave. #G300, Plano, Texas 75024

(Address of principal executive offices)     (Zip Code)

469-228-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 13, 2018, Zenergy Brands, Inc. (the “Company”) dismissed Montgomery Coscia Greilich LLP (“MCG”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

MCG issued an audit reports on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016, which reports did not contain any adverse opinion, an disclaimer of opinion or was qualified or modified as to audit scope, or accounting principles. Such audit report included substantial doubt on the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years and the subsequent interim periods from January 1, 2018 through June 13, 2018, (i) there were no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested MCG to furnish a letter addressed to the SEC stating whether it agrees with the disclosure herein. A copy of that letter is filed as exhibit 16.1 to this current Report on Form 8-k.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 13, 2018, the Board of Directors engaged Evans & Knauth PLLC (“EK”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent fiscal years and during the subsequent interim period from January 1, 2018 through June 13, 2018, neither the Company nor anyone on its behalf consulted EK regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EK concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Montgomery Coscia Greilich LLP, date June 15, 2018, to the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zenergy Brands, Inc.
(Registrant)

Date: June 18, 2018	/s/ ALEX RODRIGUEZ
ALEX RODRIGUEZ
Chief Executive Officer